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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)                   March 8, 2002



                           CONTANGO OIL & GAS COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                    000-24971              95-4079863
(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)         Identification No.)


                        3700 BUFFALO SPEEDWAY, SUITE 960
                              HOUSTON, TEXAS 77098
                    (Address of principal executive offices)

                                 (713) 960-1901
              (Registrant's telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report.)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Contango Oil & Gas Company entered into an Asset Purchase Agreement with the Southern Ute Indian Tribe doing business as Red Willow Production Company ("SUIT") to purchase all of the working and revenue interests of SUIT in Contango's south Texas exploration program properties ("STEP") effective as of January 1, 2002.

     Contango paid approximately $7.0 million in cash and funded the acquisition with cash on hand and increased availability under an expanded $20 million secured natural gas and oil revolving credit facility provided by Guaranty Bank, FSB.

     Contango acquired SUIT's interests in 38 onshore producing oil and gas wells located in Jim Hogg and Brooks Counties, Texas. The net proved developed producing reserves of natural gas and oil for the acquired properties as of January 1, 2002 are estimated to be approximately 4.2 Bcfe for an acquisition cost of approximately $1.49 per Mmbtue. As a result of this acquisition, the Company's working and net revenue interest in these wells was increased from approximately 56% and 42% to approximately 67% and 50%, respectively. Daily net production has increased from approximately 20 Mcfe to 25 Mcfe. The acquisition price is based on the monthly NYMEX prices for natural gas and oil as of January 28, 2002 adjusted for basis, btu and transportation differentiations, with cash flows discounted at 10%.

     A copy of the press release issued by Contango on March 8, 2002 concerning the acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)  EXHIBITS

     The following is a list of exhibits filed as part of this Form 8-K. Where so indicated by footnote, exhibits, which were previously filed, are incorporated by reference.

Exhibit No.                Description of Document
-----------                -----------------------
  10.1 Asset Purchase Agreement by and among Southern Ute Indian Tribe doing business as Red Willow Production Company and Contango Oil & Gas Company dated January 28, 2002.

  99.1         Press Release issued March 8, 2002.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONTANGO OIL & GAS COMPANY



Date:  March 15, 2002                By:  /s/ KENNETH R. PEAK
                                          -------------------
                                          Kenneth R. Peak
                                          President and Chief Executive Officer



Date:  March 15, 2002                By:  /s/  LESIA BAUTINA
                                          ------------------
                                          Lesia Bautina
                                          Controller
                                          (Principal Accounting Officer)

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